Pilgrim’s Pride Corporation (NASDAQ: PPC) Financial Results for Fourth Quarter and Year Ended Dec 27, 2020

Cautionary Notes and Forward-Looking Statements  Statements contained in this press release that state the intentions, plans, hopes, beliefs, anticipations, expectations or predictions of the future of Pilgrim’s Pride Corporation and its management are considered forward-looking statements. Without limiting the foregoing, words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “should,” “targets,” “will” and the negative thereof and similar words and expressions are intended to identify forward-looking statements. It is important to note that actual results could differ materially from those projected in such forward-looking statements. Factors that could cause actual results to differ materially from those projected in such forward-looking statements include: the impact of the COVID-19 pandemic, efforts to contain the pandemic and resulting economic downturn on our operations and financial condition, including the risk that our health and safety measures at Pilgrim’s Pride production facilities will not be effective, the risk that we may be unable to prevent the infection of our employees at these facilities, and the risk that we may need to temporarily close one or more of our production facilities; the risk that we may experience decreased production and sales due to the changing demand for food products; the risk that we may face a significant increase in delayed payments from our customers; and additional risks related to COVID-19 set forth in our Form 10-Q filed with the SEC; matters affecting the poultry industry generally; the ability to execute the Company’s business plan to achieve desired cost savings and profitability; future pricing for feed ingredients and the Company’s products; outbreaks of avian influenza or other diseases, either in Pilgrim’s Pride’s flocks or elsewhere, affecting its ability to conduct its operations and/or demand for its poultry products; contamination of Pilgrim’s Pride’s products, which has previously and can in the future lead to product liability claims and product recalls; exposure to risks related to product liability, product recalls, property damage and injuries to persons, for which insurance coverage is expensive, limited and potentially inadequate; management of cash resources; restrictions imposed by, and as a result of, Pilgrim’s Pride’s leverage; changes in laws or regulations affecting Pilgrim’s Pride’s operations or the application thereof; new immigration legislation or increased enforcement efforts in connection with existing immigration legislation that cause the costs of doing business to increase, cause Pilgrim’s Pride to change the way in which it does business, or otherwise disrupt its operations; competitive factors and pricing pressures or the loss of one or more of Pilgrim’s Pride’s largest customers; currency exchange rate fluctuations, trade barriers, exchange controls, expropriation and other risks associated with foreign operations; disruptions in international markets and distribution channel, including anti-dumping proceedings and countervailing duty proceedings; and the impact of uncertainties of litigation and other legal matters described in our Quarterly Report on Form 10-Q, including the In re Broiler Chicken Antitrust Litigation, as well as other risks described under “Risk Factors” in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and subsequent filings with the Securities and Exchange Commission. The forward-looking statements in this release speak only as of the date hereof, and the Company undertakes no obligation to update any such statement after the date of this release, whether as a result of new information, future developments or otherwise, except as may be required by applicable law.  Actual results could differ materially from those projected in these forward-looking statements as a result of these factors, among others, many of which are beyond our control. In making these statements, we are not undertaking, and specifically decline to undertake, any obligation to address or update each or any factor in future filings or communications regarding our business or results, and we are not undertaking to address how any of these factors may have caused changes to information contained in previous filings or communications. Although we have attempted to list comprehensively these important cautionary risk factors, we must caution investors and others that other factors may in the future prove to be important and affecting our business or results of operations.  This presentation may include information that may be considered non-GAAP financial information as contemplated by SEC Regulation G, Rule 100, including EBITDA, Adjusted EBITDA, LTM EBITDA, Net Debt, Free Cash Flow, Adjusted EBITDA Margin and others. Accordingly, we have provided tables in the accompanying appendix and in our previous filings with the SEC that reconcile these measures to their corresponding GAAP-based measures and explain why these measures are useful to investors, which can be obtained from the Consolidated Statements of Income provided with our previous filings with the SEC. Our method of computation may or may not be comparable to other similarly titled measures used in filings with the SEC by other companies. See the consolidated statements of income and consolidated statements of cash flows included in our financial statements.. 2

 Trailing 8-Month placements up -0.4% vs. year ago.  Pullet growth in 2019 and early 2020 mostly to support new capacity that has come online. Pullet Placements Flat in Q4 Source: USDA 3 Intended Pullet Placements - 2,000 4,000 6,000 8,000 10,000 12,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Th o u s a n d H e a d 2019 2020 5 Yr. Avg.

Hatching Layer Flock and Egg Productivity Modestly Up Source: USDA 4  Increased broiler layer flock, improvements in eggs/100, and reduced egg exports are contributing to growth in domestic egg supply.  Eggs/100 productivity in Q4 improved 1.6% and remains near 5 year average. 50,000 52,000 54,000 56,000 58,000 60,000 62,000 64,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec H e a d ( 0 0 0 ) Broiler Type Hatching Layers 2019 2020 5 Yr. Avg. 1,500 1,550 1,600 1,650 1,700 1,750 1,800 1,850 1,900 1,950 2,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec E g g s Eggs/100 2019 2020 5 Yr. Avg.

78.0% 80.0% 82.0% 84.0% 86.0% 88.0% 90.0% 92.0% 94.0% Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec % 2019 2020 5 Yr. Avg. 5 Hatchery Utilization Partially Recovered but Remained Below 2019 Levels Since April Source: Agristats

Average Weekly Egg Sets Down 0.6% in Q4; Hatchability Still Below 2019 Levels and Historical Source: USDA 6 74% 75% 76% 77% 78% 79% 80% 81% 82% 83% % Chicken Hatchability by Week - USDA 5 Year Range 2019 2020 2021 5 Yr. Avg. 170,000 180,000 190,000 200,000 210,000 220,000 230,000 240,000 250,000 T h o u s a n d s o f E g g s Chicken Egg Sets by Week - USDA 5 Year Range 2019 2020 2021 5 Yr. Avg.

Source: USDA 7 Average Broiler Placements Down 0.9% in the Quarter and Started 2021 Below Previous Year 160,000 165,000 170,000 175,000 180,000 185,000 190,000 195,000 H e a d ( 0 0 0 ) Chicken Broiler Placed by Week- USDA 5 Year Range 2019 2020 2021 5 Yr. Avg.

Source: USDA 8 Growth Remains Concentrated in Big Bird Categories and Continuing Reduction in Small Birds 23.0% 24.4% 26.9% 26.1% 25.5% 25.3% 24.8% 22.7% 21.8% 20.9% 21.4% 42.9% 40.7% 35.5% 35.0% 32.2% 31.2% 30.4% 30.2% 28.7% 27.4% 27.9% 19.1% 19.3% 19.4% 19.3% 20.9% 22.5% 23.6% 25.4% 26.2% 27.6% 24.2% 15.1% 15.6% 18.3% 19.7% 21.4% 20.9% 21.2% 21.7% 23.3% 24.1% 26.5% 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Head Processed by Size <4.25 4.26-6.25 6.26-7.75 >7.75

Inventories Continued to Decline vs. Year Ago Levels Source: USDA  Breast meat inventories continue to pace above year ago levels.  LQ inventories remain at healthy levels, well below historical average.  Wing inventories maintain levels well below 2019 and historical average.  “Other” inventory levels declined Q/Q and Y/Y, with December values 20% below December 2019. 9 500,000 600,000 700,000 800,000 900,000 1,000,000 1,100,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec LB S ( 0 0 0 ) Total Chicken Inventories 2018 2019 2020 5 Yr. Avg.

Cutout Tracked to High-End of Ranges During Q4-20 And Currently Above 5-Yr Range



100.00
90.00
80.00
70.00
60.00
50.00
40.00
Cents/Lb
1/8
1/22
2/5
2/19
3/5
3/19
4/2
4/16
4/30
5/14
5/28
6/11
6/25
7/9
7/23
8/6
8/20
9/3
9/17
10/1
10/15
10/29
11/12
11/26
12/10
12/24
1/7
5 Year Range
2019
2020
2021
5 Yr. Avg.

All about great taste.

Source: PPC, EMI

10

Source: USDA 11 BSB Recovered Well, Tenders and Wings Remaining Strong While LQs Beginning To Recover 29.86 20.00 25.00 30.00 35.00 40.00 45.00 50.00 1 /5 2 /4 3 /6 4 /5 5 /5 6 /4 7 /4 8 /3 9 /2 1 0 /2 1 1 /1 1 2 /1 C e n ts /L b USDA Leg Quarters NE 5 Year Range 2019 2020 2021 5 Year Average 112.94 75.00 85.00 95.00 105.00 115.00 125.00 135.00 145.00 155.00 165.00 175.00 1 /5 2 /4 3 /6 4 /5 5 /5 6 /4 7 /4 8 /3 9 /2 1 0 /2 1 1 /1 1 2 /1 C e n ts /L b USDA Boneless/Skinless Breast NE 5 Year Range 2019 2020 2021 5 Year Average 249.43 75.00 95.00 115.00 135.00 155.00 175.00 195.00 215.00 235.00 255.00 275.00 1 /5 2 /4 3 /6 4 /5 5 /5 6 /4 7 /4 8 /3 9 /2 1 0 /2 1 1 /1 1 2 /1 C e n ts /L b USDA Whole Wings NE 5 Year Range 2019 2020 2021 5 Year Average 165.25 75.00 95.00 115.00 135.00 155.00 175.00 195.00 215.00 235.00 1 /5 2 /4 3 /6 4 /5 5 /5 6 /4 7 /4 8 /3 9 /2 1 0 /2 1 1 /1 1 2 /1 C e n ts /L b USDA Tenders NE 5 Year Range 2019 2020 2021 5 Year Average

12 WOG Pricing Inside Normal Range in Q4-20; Q1 Prices Nearing the 5-Yr Range Source: EMI 81.2 40.0 50.0 60.0 70.0 80.0 90.0 100.0 110.0 120.0 1 / 3 1 / 1 7 1 / 3 1 2 / 1 4 2 / 2 8 3 / 1 3 3 / 2 7 4 / 1 0 4 / 2 4 5 / 8 5 / 2 2 6 / 5 6 / 1 9 7 / 3 7 / 1 7 7 / 3 1 8 / 1 4 8 / 2 8 9 / 1 1 9 / 2 5 1 0 / 9 1 0 / 2 3 1 1 / 6 1 1 / 2 0 1 2 / 4 1 2 / 1 8 C e n ts / L b . EMI WOG 2.5-4.0 LBS 5 Year Range 2021 2019 2020 5 Year Average

Corn Stocks Tighten Up with Increased Exports  USDA continues to lower corn ending stocks, tightening to stocks similar to levels seen in 2013  The market continues to watch the corn export pace with tighter stocks/use Source: USDA 13

Soybean Stocks Tighten Up with Increased Exports  USDA decreases soybean ending stocks in 2020 to levels previously seen before the trade war  U.S. exports of soybeans continues to be a driving factor for tightening stocks Source: USDA 14

Fiscal Year 2020 Financial Review  U.S.: Well-balanced performance, diversified portfolio and Key Customer strategy minimized channel demand disruption; MX: Strong rebound from 1H on much more balanced supply/demand conditions, improving macro; UK/Europe: Legacy operations improving, new assets continue to generate increasingly positive EBITDA.  SG&A higher on more brand investments in U.S. and MX, Community Initiatives, addition of new Europe operations, bonus accruals, legal fees and settlements.  Resilient EBITDA reflects strength of portfolio, Key Customer strategy, and geographical diversification in countering challenges. Main Indicators ($M) FY-20 FY-19 Net Revenue 12,091.9 11,409.2 Gross Profit 838.2 1,070.4 SG&A 592.7 379.8 Operating Income 245.5 690.6 Net Interest 118.8 118.4 Net Income 94.8 455.9 Earnings Per Share (EPS) 0.39 1.83 Adjusted EBITDA* 788.1 973.8 Adjusted EBITDA Margin* 6.5% 8.5% * This is a non-GAAP measurement considered by management to be useful in understanding our results. Please see the appendix and most recent SEC financial filings for definition of this measurement and reconciliation to GAAP. In $M U.S. EU MX Net Revenue 7,496.0 3,274.3 1,321.6 Operating Income 69.4 102.7 72.9 Operating Income Margin 0.9% 3.1% 5.5% 15 Source: PPC

Fourth Quarter 2020 Financial Review  U.S.: Key Customer partnerships continue to deliver growth, minimize disruption and improve consistency; MX: Strong continues on much more balanced supply/demand conditions, improving macro; UK/Europe: Legacy operations resilient, new assets continue to generate increasingly positive EBITDA.  SG&A higher on more brand investments in U.S. and MX, addition of new Europe operations, bonus accruals, and legal fees.  Adjusted Q4-20 EBITDA reflects portfolio, Key Customer strategy, and geographical diversification. Main Indicators ($M) Q4-20 Q4-19 Net Revenue 3,117.8 3,063.5 Gross Profit 227.4 201.4 SG&A 187.9 115.6 Operating Income 39.5 85.8 Net Interest 27.8 30.7 Net Income 0.1 92.1 Earnings Per Share (EPS) 0.00 0.37 Adjusted EBITDA* 205.4 161.6 Adjusted EBITDA Margin* 6.6% 5.3% * This is a non-GAAP measurement considered by management to be useful in understanding our results. Please see the appendix and most recent SEC financial filings for definition of this measurement and reconciliation to GAAP. In $M U.S. EU MX Net Revenue 1,876.2 849.2 392.5 Operating Income -57.6 26.4 70.7 Operating Income Margin -3.1% 3.1% 18.0% 16 Source: PPC

Fiscal Year 2020 Capital Spending Capex (US$M) Source: PPC  Strong Free Cash Flow generation has enabled us to direct more capital spending towards identified projects with rapid payback and structural projects.  New strategic projects will support key customers growth and de-emphasize our exposure to commodity markets by yielding a more differentiated portfolio. Non- essential projects are being re-evaluated given new market conditions. 17 Capex (US$M)

Investor Relations Contact Investor Relations: Dunham Winoto Investor Relations E-mail: IRPPC@pilgrims.com Address: 1770 Promontory Circle Greeley, CO 80634 USA Website: www.pilgrims.com 18

APPENDIX 19

Appendix: Reconciliation of Adjusted EBITDA Source: PPC. “EBITDA” is defined as the sum of net income (loss) plus interest, taxes, depreciation and amortization. “Adjusted EBITDA” is calculated by adding to EBITDA certain items of expense and deducting from EBITDA certain items of income that we believe are not indicative of our ongoing operating performance consisting of: (1) foreign currency transaction loss (gain), (2) transaction costs from business acquisitions, (3) DOJ agreement, (4) nonrecurring legal settlement, (5) restructuring activities loss (gain), (6) Hometown Strong initiative expenses, (7), gain on bargain purchase, (8) shareholder litigation settlement and (9) net income attributable to noncontrolling interest. EBITDA is presented because it is used by management and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results prepared in conformity with accounting principles generally accepted in the U.S. (“U.S. GAAP”), to compare the performance of companies. We believe investors would be interested in our Adjusted EBITDA because this is how our management analyzes EBITDA applicable to continuing operations. The Company also believes that Adjusted EBITDA, in combination with the Company’s financial results calculated in accordance with U.S. GAAP, provides investors with additional perspective regarding the impact of certain significant items on EBITDA and facilitates a more direct comparison of its performance with its competitors. EBITDA and Adjusted EBITDA are not measurements of financial performance under U.S. GAAP. EBITDA and Adjusted EBITDA have limitations as analytical tools and should not be considered in isolation or as substitutes for an analysis of our results as reported under U.S. GAAP. In addition, other companies in our industry may calculate these measures differently limiting their usefulness as a comparative measure. Because of these limitations, EBITDA and Adjusted EBITDA should not be considered as an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with U.S. GAAP. These limitations should be compensated for by relying primarily on our U.S. GAAP results and using EBITDA and Adjusted EBITDA only on a supplemental basis. 20 Source: PPC

Appendix: Reconciliation of Adjusted EBITDA

PILGRIM'S PRIDE CORPORATION
Reconciliation of Adjusted EBITDA

(Unaudited)	Three Months Ended		Year Ended	
	December 27, 2020	December 29, 2019	December 27, 2020	December 29, 2019
	(In thousands)			
Net income	$ 330	$ 92,235	$ 95,070	$ 456,536
Add:				
Interest expense, net[(a)]	27,849	30,650	118,813	118,353
Income tax expense	8,855	18,681	66,755	161,009
Depreciation and amortization	88,463	76,849	337,104	287,230
EBITDA	125,497	218,415	617,742	1,023,128
Add:				
Foreign currency transaction loss (gain)[(b)]	4,528	(1,006)	760	6,917
Transaction costs related to acquisitions[(c)]	—	1,239	134	1,302
DOJ agreement[(d)]	—	—	110,524	—
Nonrecurring legal settlement[(e)]	75,000	—	75,000	—
Restructuring activities loss (gain)[(f)]	123	6	123	(84)
Hometown Strong commitment[(g)]	494	—	15,000	—
Minus:				
Gain on bargain purchase[(h)]	—	56,880	(3,746)	56,880
Shareholder litigation settlement[(i)]	—	—	34,643	—
Net income attributable to noncontrolling interest	251	155	313	612
Adjusted EBITDA	$ 205,391	$ 161,619	$ 788,073	$ 973,771

(a) Interest expense, net, consists of interest expense less interest income.
(b) The Company measures the financial statements of its Mexico reportable segment as if the U.S. dollar were the functional currency. Accordingly, we remeasure assets and liabilities, other than nonmonetary assets, of the Mexico reportable segment at current exchange rates. We remeasure nonmonetary assets using the historical exchange rate in effect on the date of each asset's acquisition. Currency exchange gains or losses resulting from these remeasurements, as well as, from our U.K. and Europe reportable segment are included in the line item Foreign currency transaction losses (gains) in the Consolidated Statements of Income.
(c) Transaction costs related to acquisitions includes those charges that are incurred in conjunction with business acquisitions. See Annual Report on Form 10-K, Part II, Item 8, Notes to Consolidated Financial Statements, "Note 2. Business Acquisitions" for more information regarding recent business acquisitions.
(d) On October 13, 2020, Pilgrims announced that we have entered into a plea agreement (the "Plea Agreement") with the DOJ. As a result of the Plea Agreement, we recognized a fine of $110,524,140.
(e) On January 11, 2021, we announced that we have entered an agreement to settle all claims made by the putative Direct Purchaser Plaintiff Class relating to broiler chicken antitrust litigation. As a result of the settlement, we recognized an expense of $75.0 million.
(f) Restructuring charges includes tangible asset impairment, severance, change-in-control compensation costs and losses incurred on both the sale of unneeded broiler eggs and flock depletion.
(g) The Hometown Strong initiative was developed to help communities in which we operate respond to unexpected challenges. For the year ended December 27, 2020, we recorded $15.0 million in incremental donations expense relating to this initiative.
(h) The gain on bargain purchase was recognized as a result of the PPL acquisition in October 2019. See Part II, Item 8, Notes to Consolidated Financial Statements, "Note 2. Business Acquisitions" for more information regarding this acquisition.
(i) Shareholder litigation settlement is income received as a result of a settlement in the first quarter of 2020. See Part II, Item 8, Notes to Consolidated Financial Statements, "Note 20. Commitments and Contingencies" for more information regarding this settlement.

Pilgrim's All about great taste.

Source: PPC

21

Appendix: Reconciliation of LTM Adjusted EBITDA 22 Source: PPC. The summary unaudited consolidated income statement data for the twelve months ended December 27, 2020 (the LTM Period) have been calculated by summing each of the unaudited three month periods within the audited year ended December 27, 2020. Source: PPC PILGRIM'S PRIDE CORPORATION Reconciliation of LTM Adjusted EBITDA (Unaudited) Three Months Ended LTM Ended December 27, 2020March 29,2020 June 28,2020 September 27,2020 December 27, 2020 (In thousands) Net income $ 67,449 $ (6,400) $ 33,691 $ 330 $ 95,070 Add: Interest expense, net 30,998 31,165 28,801 27,849 118,813 Income tax expense 38,512 (2,956) 22,344 8,855 66,755 Depreciation and amortization 79,773 84,603 84,265 88,463 337,104 EBITDA 216,732 106,412 169,101 125,497 617,742 Add: Foreign currency transaction loss (gain) (18,385) 5,525 9,092 4,528 760 Transaction costs related to acquisitions 215 (81) — — 134 DOJ agreement — — 110,524 — 110,524 Nonrecurring legal settlement — — — 75,000 75,000 Restructuring activities — — — 123 123 Hometown Strong commitment — — 14,506 494 15,000 Minus: Gain on bargain purchase (1,740) — (2,006) — (3,746) Shareholder litigation settlement 34,643 — — — 34,643 Net income attributable to noncontrolling interest 181 (364) 245 251 313 Adjusted EBITDA $ 165,478 $ 112,220 $ 304,984 $ 205,391 $ 788,073

Appendix: Reconciliation of EBITDA Margin

EBITDA margins have been calculated by taking the relevant unaudited EBITDA figures, then dividing by net sales for the applicable period. EBITDA margins are presented because they are used by management and we believe it is frequently used by securities analysts, investors and other interested parties, as a supplement to our results prepared in accordance with U.S. GAAP, to compare the performance of companies.

PILGRIM'S PRIDE CORPORATION

Reconciliation of EBITDA Margin

(Unaudited)	Three Months Ended December 27, 2020	Three Months Ended December 29, 2019	Year Ended December 27, 2020	Year Ended December 29, 2019	Three Months Ended December 27, 2020	Three Months Ended December 29, 2019	Year Ended December 27, 2020	Year Ended December 29, 2019
	(In thousands, except percent of net sales)							
Net income	$ 330	$ 92,235	$ 95,070	$ 456,536	0.01 %	3.01 %	0.79 %	4.00 %
Add:								
Interest expense, net	27,849	30,650	118,813	118,353	0.89 %	1.00 %	0.98 %	1.04 %
Income tax expense	8,855	18,681	66,755	161,009	0.28 %	0.61 %	0.55 %	1.41 %
Depreciation and amortization	88,463	76,849	337,104	287,230	2.84 %	2.51 %	2.79 %	2.52 %
EBITDA	125,497	218,415	617,742	1,023,128	4.02 %	7.13 %	5.11 %	8.97 %
Add:								
Foreign currency transaction loss (gain)	4,528	(1,006)	760	6,917	0.15 %	(0.03)%	0.01 %	0.06 %
Transaction costs related to acquisitions	—	1,239	134	1,302	— %	0.04 %	— %	0.01 %
DOJ agreement	—	—	110,524	—	— %	— %	0.91 %	— %
Nonrecurring legal settlement	75,000	—	75,000	—	2.41 %	— %	0.62 %	— %
Restructuring activities	123	6	123	(84)	— %	— %	— %	— %
Hometown Strong commitment	494	—	15,000	—	0.02 %	— %	0.12 %	— %
Minus:								
Gain on bargain purchase	—	56,880	(3,746)	56,880	— %	1.86 %	(0.03)%	0.50 %
Shareholder litigation settlement	—	—	34,643	—	— %	— %	0.29 %	— %
Net income attributable to noncontrolling interest	251	155	313	612	0.01 %	0.01 %	— %	0.01 %
Adjusted EBITDA	$ 205,391	$ 161,619	$ 788,073	$ 973,771	6.59 %	5.27 %	6.51 %	8.53 %
Net sales	$ 3,117,829	$ 3,063,489	$ 12,091,901	$ 11,409,219	$ 3,117,829	$ 3,063,489	$ 12,091,901	$ 11,409,219

Source: PPC

Pilgrim's All about great taste.

23

Appendix: Reconciliation of Adjusted Operating Income 24 Source: PPC. Adjusted Operating Income is calculated by adding to Operating Income certain items of expense and deducting from Operating Income certain items of income. Management believes that presentation of Adjusted Operating Income provides useful supplemental information about our operating performance and enables comparison of our performance between periods because certain costs shown below are not indicative of our current operating performance. A reconciliation of GAAP operating income to adjusted operating income as follows: Source: PPC (a) On October 13, 2020, Pilgrims announced that we have entered into a plea agreement (the “Plea Agreement”) with the DOJ. As a result of the Plea Agreement, we recognized a fine of $110,524,140. (b) On January 11, 2021, we announced that we have entered an agreement to settle all claims made by the putative Direct Purchaser Plaintiff Class relating to broiler chicken antitrust litigation. As a result of the settlement, we recognized an expense of $75.0 million. (c) The Hometown Strong initiative was developed to help communities in which we operate respond to unexpected challenges. For the year ended December 27, 2020, we recorded $15.0 million in incremental donations expense relating to this initiative. PILGRIM'S PRIDE CORPORATION Reconciliation of Adjusted Operating Income (Unaudited) Three Months Ended Year Ended December 27, 2020 December 29, 2019 December 27, 2020 December 29, 2019 (In thousands) GAAP operating income (U.S. operations) $ (57,574) $ 60,307 $ 69,377 $ 487,275 DOJ agreement(a) — — 110,524 — Nonrecurring legal settlement(b) 75,000 — 75,000 Hometown Strong commitment(c) 494 — 15,000 — Adjusted operating income (U.S. operations) $ 17,920 $ 60,307 $ 269,901 $ 487,275 Adjusted operating income margin (U.S. operations) 1.0% 3.2% 3.6% 6.4%

Appendix: Reconciliation of GAAP Operating Income Margin to Adjusted Operating Income Margin 25 Source: PPC. Adjusted Operating Income Margin for the U.S. is calculated by dividing Adjusted operating income by Net Sales. Management believes that presentation of Adjusted Operating Income Margin provides useful supplemental information about our operating performance and enables comparison of our performance between periods because certain costs shown below are not indicative of our current operating performance. A reconciliation of GAAP operating income margin for the U.S. to adjusted operating income margin for the U.S. is as follows: Source: PPC PILGRIM'S PRIDE CORPORATION Reconciliation of GAAP Operating Income Margin to Adjusted Operating Income Margin (Unaudited) Three Months Ended Year Ended December 27, 2020 December 29, 2019 December 27, 2020 December 29, 2019 (In percent) GAAP operating income margin (U.S. operations) (3.1) % 3.2% 0.9% 6.4 % DOJ agreement — % — % 1.6% — % Nonrecurring legal settlement 4.1% — % 1.1% — % Hometown Strong commitment — % — % — % — % Adjusted operating income margin (U.S. operations) 1.0% 3.2% 3.6% 6.4%

Appendix: Reconciliation of Adjusted Net Income 26 Source: PPC. Adjusted net income attributable to Pilgrim's Pride Corporation ("Pilgrim's") is calculated by adding to Net income attributable to Pilgrim's certain items of expense and deducting from Net income attributable to Pilgrim's certain items of income. Adjusted net income attributable to Pilgrim’s Pride Corporation per common diluted share is presented because it is used by us, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results prepared in conformity with U.S. GAAP, to compare the performance of companies. Management also believe that this non-U.S. GAAP financial measure, in combination with our financial results calculated in accordance with U.S. GAAP, provides investors with additional perspective regarding the impact of such charges on net income attributable to Pilgrim’s Pride Corporation per common diluted share. Adjusted net income attributable to Pilgrim’s Pride Corporation per common diluted share is not a measurement of financial performance under U.S. GAAP, has limitations as an analytical tool and should not be considered in isolation or as a substitute for an analysis of our results as reported under U.S. GAAP. Management believes that presentation of adjusted net income attributable to Pilgrim’s provides useful supplemental information about our operating performance and enables comparison of our performance between periods because certain costs shown below are not indicative of our current operating performance. A reconciliation of net income attributable to Pilgrim’s Pride Corporation per common diluted share to adjusted net income attributable to Pilgrim’s Pride Corporation per common diluted share is as follows: Source: PPC (a) Net tax impact of adjustments represents the tax impact of all adjustments shown above with the exclusion of the DOJ agreement as this item is non-deductible for tax purposes PILGRIM'S PRIDE CORPORATION Reconciliation of Adjusted Net Income (Unaudited) Three Months Ended Year Ended December 27, 2020 December 29, 2019 December 27, 2020 December 29, 2019 (In thousands, except per share data) Net income attributable to Pilgrim's $ 79 $ 92,080 $ 94,757 $ 455,924 Adjustments: Foreign currency transaction loss (gain) 4,528 (1,006) 760 6,917 Acquisition charges and restructuring activities 123 1,245 257 1,218 DOJ agreement — — 110,524 — Nonrecurring legal settlement 75,000 — 75,000 — Hometown Strong commitment 494 — 15,000 — Gain on bargain purchase — (56,880) 3,746 (56,880) Shareholder litigation settlement — — (34,643) — Net tax impact of adjustments(a) (19,841) (63) (14,976) (2,122) Adjusted net income attributable to Pilgrim's $ 60,383 $ 35,376 $ 250,425 $ 405,057 Weighted average diluted shares of common stock outstanding 243,801 249,849 246,124 249,709 Adjusted net income attributable to Pilgrim's per common diluted share $ 0.25 $ 0.14 $ 1.02 $ 1.62

Appendix: Reconciliation of GAAP EPS to Adjusted EPS 27 Source: PPC. Adjusted EPS is calculated by dividing the adjusted net income attributable to Pilgrim's stockholders by the weighted average number of diluted shares. Management believes that Adjusted EPS provides useful supplemental information about our operating performance and enables comparison of our performance between periods because certain costs shown below are not indicative of our current operating performance. A reconciliation of U.S. GAAP to non-U.S. GAAP financial measures is as follows: Source: PPC (a) Net tax impact of adjustments represents the tax impact of all adjustments shown above with the exclusion of the DOJ agreement as this item is non-deductible for tax purposes. PILGRIM'S PRIDE CORPORATION Reconciliation of GAAP EPS to Adjusted EPS (Unaudited) Three Months Ended Year Ended December 27, 2020 December 29, 2019 December 27, 2020 December 29, 2019 (In thousands, except per share data) U.S. GAAP EPS $ — $ 0.37 $ 0.39 $ 1.83 Adjustments: Foreign currency transaction loss (gain) 0.02 — — 0.03 Acquisition charges and restructuring activities — — — — DOJ agreement — — 0.45 — Nonrecurring legal settlement 0.31 — 0.30 — Hometown Strong commitment — — 0.06 — Gain on bargain purchase — (0.23) 0.02 (0.23) Shareholder litigation settlement — — (0.14) — Net tax impact of adjustments(a) (0.08) — (0.06) (0.01) Adjusted EPS $ 0.25 $ 0.14 $ 1.02 $ 1.62 Weighted average diluted shares of common stock outstanding 243,801 249,849 246,124 249,709

Appendix: Supplementary Selected Segment and Geographic Data 28 Source: PPC. Source: PPC PILGRIM'S PRIDE CORPORATION Supplementary Geographic Data (Unaudited) Three Months Ended Year Ended December 27, 2020 December 29, 2019 December 27, 2020 December 29, 2019 (In thousands) Sources of net sales by country of origin: U.S. $ 1,876,226 $ 1,904,515 $ 7,496,017 $ 7,636,716 Europe 849,152 815,397 3,274,292 2,383,793 Mexico 392,451 343,577 1,321,592 1,388,710 Total net sales $ 3,117,829 $ 3,063,489 $ 12,091,901 $ 11,409,219 Sources of cost of sales by country of origin: U.S. $ 1,785,018 $ 1,779,959 6,995,552 $ 6,903 Europe 799,931 759,788 3,055,965 2,212 Mexico 305,498 322,371 1,202,661 1,224 Elimination (14) (24) (473) — Total cost of sales $ 2,890,433 $ 2,862,094 $ 11,253,705 $ 10,338,825 Sources of gross profit by country of origin: U.S. $ 91,208 $ 124,556 $ 500,465 $ 733.479 Europe 49,221 55,609 218,327 171.751 Mexico 86,953 21,206 118,931 165.068 Elimination 14 24 473 0.096 Total gross profit $ 227,396 $ 201,395 $ 838,196 $ 1,070,394 Sources of operating income by country of origin: U.S. $ (57,574) $ 60,307 $ 69,377 $ 487.275 Europe 26,410 16,949 102,734 79.182 Mexico 70,650 8,512 72,879 124.015 Elimination 14 24 473 96 Total operating income $ 39,500 $ 85,792 $ 245,463 $ 690,568